EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

The Subsequent Mortgage Loans consist of approximately 584 Subsequent Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $137,203,619. The Group I Subsequent Mortgage Loans consist of approximately 498 Subsequent Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $96,191,204. The Group II Subsequent Mortgage Loans consist of approximately 86 Subsequent Mortgage Loans with a Subsequent Cut-off Date Principal Balance of approximately $41,012,415.

All of the Subsequent Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, cooperative apartments, planned unit developments and individual condominium units (each, a “Mortgaged Property”).

Each Subsequent Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”).

All of the Subsequent Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years, five years or ten years following origination. Generally, the Subsequent Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 12.49% of the Group I Subsequent Mortgage Loans and approximately 9.27% of the Group II Subsequent Mortgage Loans (in each case, by aggregate Principal Balance of the Subsequent Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 11.53% of the Subsequent Mortgage Loans (by aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date), will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 69.92% of the Group I Subsequent Mortgage Loans and approximately 73.09% of the Group II Subsequent Mortgage Loans (in each case, by aggregate Principal Balance of the Subsequent Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 70.87% of the Subsequent Mortgage Loans (by aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date), will not occur until three years after the date of origination, (iii) the first adjustment of the rates for approximately 17.46% of the Group I Subsequent Mortgage Loans and approximately 15.27% of the Group II Subsequent Mortgage Loans (in each case, by aggregate Principal Balance of the Subsequent Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 16.81% of the Subsequent Mortgage Loans (by aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date), will not occur until five years after the date of origination and (iv) the first adjustment of the rates for approximately 0.12% of the Group I Subsequent Mortgage Loans and approximately 2.37% of the Group II Subsequent Mortgage Loans (in each case, by aggregate Principal Balance of the Subsequent Mortgage Loans in the related Loan Group as of the Subsequent Cut-off Date) and approximately 0.79% of the Subsequent Mortgage Loans (by aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date), will not occur until ten years after the date of origination, (each such Subsequent Mortgage Loan having any such two year, three year, five year or ten year initial fixed period, a “Delayed First Adjustment Mortgage Loan”). The Mortgage Rate on any Subsequent Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Subsequent Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 4.769% per annum and a weighted average Periodic Rate Cap of approximately 2.000% per annum thereafter. Each Mortgage Rate on each Subsequent Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Subsequent Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Subsequent Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each Subsequent Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Subsequent

Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Subsequent Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in the prospectus supplement. None of the Subsequent Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 82.67% of the Group I Subsequent Mortgage Loans, approximately 87.07% of the Group II Subsequent Mortgage Loans and approximately 83.98% of the Subsequent Mortgage Loans require the borrowers to make monthly payments of accrued interest only for the first three or ten years following origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Subsequent Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 41.43% of the Group I Subsequent Mortgage Loans, approximately 38.13% of the Group II Subsequent Mortgage Loans and approximately 40.45% of the Subsequent Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Subsequent Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 0 and 60 months from the date of origination of such Subsequent Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 81.55% of the Subsequent Mortgage Loans that have a prepayment charge, the prepayment charge is equal to 6 months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Subsequent Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Subsequent Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Subsequent Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Subsequent Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003.

Subsequent Mortgage Loan Statistics for all Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

Approximately 5.66% of the Subsequent Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Subsequent Mortgage Loan had a loan-to-value ratio at origination in excess of 95.00%. The weighted average loan-to-value ratio of the Subsequent Mortgage Loans at origination was approximately 78.50%. There can be no assurance that the loan-to-value ratio of any Subsequent Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Subsequent Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Subsequent Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Subsequent Mortgage Loans was approximately 359 months as of the Subsequent Cut-off Date. None of the Subsequent Mortgage Loans had a first Due Date prior to February 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 353 months or greater than 359 months as of the Subsequent Cut-off Date. The latest maturity date of any Subsequent Mortgage Loan is July 1, 2035.

The average Principal Balance of the Subsequent Mortgage Loans at origination was approximately $234,987. The average Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans was approximately $234,938. No Subsequent Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $22,000.

As of the Subsequent Cut-off Date, the Subsequent Mortgage Loans had Mortgage Rates of not less than 5.250% per annum and not more than 8.875% per annum and the weighted average Mortgage Rate of the Subsequent Mortgage Loans was approximately 6.506% per annum. As of the Subsequent Cut-off Date, the Subsequent Mortgage Loans had a Gross Margin of 2.750% per annum, Minimum Mortgage Rates ranging from 2.000% per annum to 3.875% per annum and Maximum Mortgage Rates ranging from 10.625% per annum to 14.500% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Subsequent Mortgage Loans was approximately 2.750% per annum, the weighted average Minimum Mortgage Rate of the Subsequent Mortgage Loans was approximately 2.752% per annum and the weighted average Maximum Mortgage Rate of the Subsequent Mortgage Loans was approximately 12.331% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Subsequent Mortgage Loan occurs in July 1, 2015 and the weighted average time until the next Adjustment Date for all of the Subsequent Mortgage Loans is approximately 38 months.

The Subsequent Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Subsequent Cut-off Date Principal Balances of the Subsequent Mortgage Loans(1)

Principal Balance ($)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
22,000 - 50,000	17	$ 645,727.60	0.47%
50,001 - 100,000	60	4,621,025.85	3.37
100,001 - 150,000	124	15,554,990.85	11.34
150,001 - 200,000	91	15,977,059.37	11.64
200,001 - 250,000	87	19,627,153.96	14.31
250,001 - 300,000	58	15,877,338.81	11.57
300,001 - 350,000	39	12,502,301.28	9.11
350,001 - 400,000	30	11,106,412.63	8.09
400,001 - 450,000	20	8,515,793.57	6.21
450,001 - 500,000	23	10,985,274.06	8.01
500,001 - 550,000	15	7,875,058.62	5.74
550,001 - 600,000	5	2,865,178.78	2.09
600,001 - 650,000	8	4,991,903.86	3.64
650,001 - 700,000	1	660,000.00	0.48
700,001 - 750,000	1	738,900.00	0.54
800,001 - 850,000	1	840,000.00	0.61
900,001 - 950,000	3	2,819,499.98	2.05
950,001 - 1,000,000	1	999,999.99	0.73
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The average Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans was approximately $234,938.

Credit Scores for the Subsequent Mortgage Loans(1)

Credit Score	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
624 - 625	2	$ 388,800.00	0.28%
626 - 650	28	8,672,054.33	6.32
651 - 675	98	25,104,494.50	18.30
676 - 700	124	28,809,726.60	21.00
701 - 725	119	26,458,494.13	19.28
726 - 750	78	17,486,021.06	12.74
751 - 775	85	17,259,747.45	12.58
776 - 800	39	9,988,681.16	7.28
801 - 816	11	3,035,599.98	2.21
Total	584	$ 137,203,619.21	100.00%

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(1)	The weighted average credit score of the Subsequent Mortgage Loans that had credit scores was approximately 711.

Original Terms to Maturity of the Subsequent Mortgage Loans(1)

Original Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
360	584	$ 137,203,619.21	100.00%
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average original term to maturity of the Subsequent Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Subsequent Mortgage Loans(1)

Remaining Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
353	1	$ 171,149.95	0.12%
354	1	151,000.00	0.11
355	1	287,899.95	0.21
356	6	1,604,105.70	1.17
357	16	3,364,907.80	2.45
358	103	24,055,151.00	17.53
359	456	107,569,404.81	78.40
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Subsequent Mortgage Loans was approximately 359 months.

Property Types of the Subsequent Mortgage Loans

Property Type	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Single Family Detached	265	$ 58,479,803.89	42.62%
PUD	126	31,159,098.07	22.71
2F	45	15,237,949.84	11.11
Condo Low-Rise	77	13,727,005.82	10.00
4F	20	6,143,669.33	4.48
3F	18	4,980,794.51	3.63
Single Family Attached	19	3,860,908.03	2.81
Condo High-Rise	12	2,935,178.85	2.14
Cooperative	1	359,650.00	0.26
Condo Mid-Rise	1	319,560.87	0.23
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Subsequent Mortgage Loans(1)

Occupancy Status	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Primary	230	$ 67,669,938.01	49.32%
Non-owner	337	65,309,826.45	47.60
Second Home	17	4,223,854.75	3.08
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Subsequent Mortgage Loans

Purpose	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Purchase	405	$ 89,592,829.98	65.30%
Cash Out Refinance	122	33,086,588.08	24.11
Rate/Term Refinance	57	14,524,201.15	10.59
Total	584	$ 137,203,619.21	100.00%

Original Loan-to-Value Ratios of the Subsequent Mortgage Loans(1)

Original LTV (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
<= 50.00	5	$ 898,001.28	0.65%
50.01 - 55.00	3	702,494.96	0.51
55.01 - 60.00	4	1,698,857.64	1.24
60.01 - 65.00	6	2,061,774.32	1.50
65.01 - 70.00	22	6,436,809.45	4.69
70.01 - 75.00	36	11,153,840.31	8.13
75.01 - 80.00	476	106,480,653.59	77.61
80.01 - 85.00	3	881,791.30	0.64
85.01 - 90.00	18	3,593,946.62	2.62
90.01 - 95.00	11	3,295,449.74	2.40
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 78.50%.

Geographic Distribution of the Mortgaged Properties related to the Subsequent Mortgage Loans(1)

Property State	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Arizona	41	$ 7,712,399.24	5.62%
California	93	35,428,701.60	25.82
Colorado	27	6,063,958.49	4.42
Connecticut	5	1,246,099.98	0.91
Delaware	1	156,000.00	0.11
District of Columbia	2	658,000.00	0.48
Florida	53	10,043,456.13	7.32
Georgia	13	1,512,659.23	1.10
Idaho	4	450,236.33	0.33
Illinois	37	8,088,579.32	5.90
Indiana	5	753,903.42	0.55
Kentucky	1	82,499.99	0.06
Maine	1	149,857.67	0.11
Maryland	15	3,105,434.67	2.26
Massachusetts	24	8,083,465.61	5.89
Michigan	20	2,274,238.91	1.66
Minnesota	16	2,776,400.63	2.02
Missouri	1	117,600.00	0.09
Montana	2	363,750.00	0.27
Nebraska	1	44,150.00	0.03
Nevada	26	5,678,789.02	4.14
New Hampshire	1	439,900.00	0.32
New Jersey	13	4,625,337.00	3.37
New Mexico	1	105,908.73	0.08
New York	12	3,556,410.37	2.59
North Carolina	16	2,905,077.62	2.12
Ohio	15	1,758,439.47	1.28
Oregon	22	4,820,059.31	3.51
Pennsylvania	9	983,970.24	0.72
Rhode Island	3	779,058.65	0.57
South Carolina	4	491,178.94	0.36
South Dakota	3	460,099.98	0.34
Tennessee	5	566,508.88	0.41
Texas	26	3,642,159.22	2.65
Utah	8	1,645,782.80	1.20
Virginia	28	8,564,385.29	6.24
Washington	29	6,853,321.99	5.00
West Virginia	1	215,840.48	0.16
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Subsequent Mortgage Loans was approximately 1.06% in the 20155 ZIP Code.

Documentation Levels of the Subsequent Mortgage Loans

Documentation Level	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Stated Income	392	$ 97,942,947.33	71.39%
Full Documentation	129	21,153,444.03	15.42
No Income/Employ/Asset Disclosure	29	7,663,359.16	5.59
Stated Income/Stated Asset	20	7,192,796.79	5.24
No Income Verification	8	2,066,121.19	1.51
No Income/Employ Disclosure	6	1,184,950.71	0.86
Total	584	$ 137,203,619.21	100.00%

Current Mortgage Rates of the Subsequent Mortgage Loans(1)

Current Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
5.250 - 6.000	99	$ 22,990,925.40	16.76%
6.001 - 7.000	421	98,174,381.88	71.55
7.001 - 8.000	62	15,560,161.96	11.34
8.001 - 8.875	2	478,149.97	0.35
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.506% per annum.

Gross Margins of the Subsequent Mortgage Loans(1)

Gross Margin (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.750	584	$ 137,203,619.21	100.00%
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average Gross Margin of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.750% per annum.

Months to Next Rate Adjustment Date for the Subsequent Mortgage Loans(1)

Months to Next Adjustment Date	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
21	3	$ 603,606.59	0.44%
22	11	2,769,013.97	2.02
23	57	12,444,787.79	9.07
29	1	171,149.95	0.12
31	1	287,899.95	0.21
32	3	908,361.31	0.66
33	10	2,366,751.26	1.72
34	79	18,573,940.40	13.54
35	306	74,927,066.09	54.61
54	1	151,000.00	0.11
56	3	695,744.39	0.51
57	3	394,549.95	0.29
58	12	2,593,796.63	1.89
59	91	19,225,550.93	14.01
118	1	118,400.00	0.09
119	2	972,000.00	0.71
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 38 months.

Maximum Mortgage Rates of the Subsequent Mortgage Loans(1)

Maximum Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
10.625 - 11.000	8	$ 2,203,831.99	1.61%
11.001 - 12.000	171	37,796,974.58	27.55
12.001 - 13.000	364	85,767,279.50	62.51
13.001 - 14.000	40	11,132,533.14	8.11
14.001 - 14.500	1	303,000.00	0.22
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.331% per annum.

Minimum Mortgage Rates of the Subsequent Mortgage Loans(1)

Minimum Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.000 - 2.000	1	$ 135,999.99	0.10%
2.001 - 3.000	582	136,892,469.25	99.77
3.001 - 3.875	1	175,149.97	0.13
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	`The weighted average Minimum Mortgage Rate of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.752% per annum.

Initial Periodic Rate Caps of the Subsequent Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
3.000	71	$ 15,817,408.35	11.53%
5.000	513	121,386,210.86	88.47
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Subsequent Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.000	584	$ 137,203,619.21	100.00%
Total	584	$ 137,203,619.21	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Subsequent Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

Approximately 6.55% of the Group I Subsequent Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Subsequent Mortgage Loan had a loan-to-value ratio at origination in excess of 95.00%. The weighted average loan-to-value ratio of the Group I Subsequent Mortgage Loans at origination was approximately 79.08%. There can be no assurance that the loan-to-value ratio of any Group I Subsequent Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Group I Subsequent Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group I Subsequent Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group I Subsequent Mortgage Loans was approximately 359 months as of the Subsequent Cut-off Date. None of the Group I Subsequent Mortgage Loans had a first Due Date prior to February 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 353 months or greater than 359 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Subsequent Mortgage Loan is July 1, 2035.

The average Principal Balance of the Group I Subsequent Mortgage Loans at origination was approximately $193,197. The average Subsequent Cut-off Date Principal Balance of the Group I Subsequent Mortgage Loans was approximately $193,155. No Group I Subsequent Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $544,000 or less than approximately $22,000.

As of the Subsequent Cut-off Date, the Group I Subsequent Mortgage Loans had Mortgage Rates of not less than 5.250% per annum and not more than 8.875% per annum and the weighted average Mortgage Rate of the Group I Subsequent Mortgage Loans was approximately 6.487% per annum. As of the Subsequent Cut-off Date, the Group I Subsequent Mortgage Loans had a Gross Margin of 2.750% per annum, Minimum Mortgage Rates ranging from 2.000% per annum to 3.875% per annum and Maximum Mortgage Rates ranging from 10.750% per annum to 14.500% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the

Group I Subsequent Mortgage Loans was approximately 2.750% per annum, the weighted average Minimum Mortgage Rate of the Group I Subsequent Mortgage Loans was approximately 2.751% per annum and the weighted average Maximum Mortgage Rate of the Group I Subsequent Mortgage Loans was approximately 12.313% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Group I Subsequent Mortgage Loan occurs in June 1, 2015 and the weighted average time until the next Adjustment Date for all of the Group I Subsequent Mortgage Loans is approximately 37 months.

The Group I Subsequent Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Subsequent Cut-off Date Principal Balances of the Group I Subsequent Mortgage Loans(1)

Principal Balance ($)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
22,000 - 50,000	17	$ 645,727.60	0.67%
50,001 - 100,000	59	4,535,525.85	4.72
100,001 - 150,000	121	15,151,309.96	15.75
150,001 - 200,000	88	15,421,859.37	16.03
200,001 - 250,000	86	19,411,253.96	20.18
250,001 - 300,000	55	15,113,419.05	15.71
300,001 - 350,000	39	12,502,301.28	13.00
350,001 - 400,000	18	6,513,635.98	6.77
400,001 - 450,000	5	2,072,447.29	2.15
450,001 - 500,000	8	3,755,723.88	3.90
500,001 - 544,000	2	1,067,999.99	1.11
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The average Subsequent Cut-off Date Principal Balance of the Group I Subsequent Mortgage Loans was approximately $193,155.

Credit Scores for the Group I Subsequent Mortgage Loans(1)

Credit Score	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
624 - 625	2	$ 388,800.00	0.40%
626 - 650	19	3,922,619.80	4.08
651 - 675	78	14,892,404.32	15.48
676 - 700	102	19,862,924.05	20.65
701 - 725	102	18,639,756.51	19.38
726 - 750	71	13,990,370.92	14.54
751 - 775	80	14,925,347.46	15.52
776 - 800	34	7,473,381.16	7.77
801 - 816	10	2,095,599.99	2.18
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average credit score of the Group I Subsequent Mortgage Loans that had credit scores was approximately 716.

Original Terms to Maturity of the Group I Subsequent Mortgage Loans(1)

Original Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
360	498	$ 96,191,204.21	100.00%
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average original term to maturity of the Group I Subsequent Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group I Subsequent Mortgage Loans(1)

Remaining Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
353	1	$ 171,149.95	0.18%
354	1	151,000.00	0.16
355	1	287,899.95	0.30
356	6	1,604,105.70	1.67
357	15	2,759,907.82	2.87
358	90	17,501,969.20	18.19
359	384	73,715,171.59	76.63
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Subsequent Mortgage Loans was approximately 359 months.

Property Types of the Group I Subsequent Mortgage Loans

Property Type	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Single Family Detached	220	$ 37,390,640.54	38.87%
PUD	110	23,611,222.11	24.55
Condo Low-Rise	71	11,129,705.83	11.57
2F	34	9,334,644.21	9.70
4F	18	5,386,899.42	5.60
3F	17	4,421,594.51	4.60
Condo High-Rise	11	2,438,028.70	2.53
Single Family Attached	15	1,799,258.02	1.87
Cooperative	1	359,650.00	0.37
Condo Mid-Rise	1	319,560.87	0.33
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Subsequent Mortgage Loans(1)

Occupancy Status	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Non-owner	310	$ 55,125,019.79	57.31%
Primary	173	37,830,229.67	39.33
Second Home	15	3,235,954.75	3.36
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Subsequent Mortgage Loans

Purpose	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Purchase	357	$ 66,801,649.00	69.45%
Cash Out Refinance	92	19,458,982.74	20.23
Rate/Term Refinance	49	9,930,572.47	10.32
Total	498	$ 96,191,204.21	100.00%

Original Loan-to-Value Ratios of the Group I Subsequent Mortgage Loans(1)

Original LTV (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
<= 50.00	5	$ 898,001.28	0.93%
50.01 - 55.00	2	322,864.31	0.34
55.01 - 60.00	3	756,857.65	0.79
60.01 - 65.00	4	751,774.32	0.78
65.01 - 70.00	17	3,810,871.81	3.96
70.01 - 75.00	25	5,005,955.54	5.20
75.01 - 80.00	413	78,344,250.29	81.45
80.01 - 85.00	2	482,291.30	0.50
85.01 - 90.00	17	3,053,946.62	3.17
90.01 - 95.00	10	2,764,391.09	2.87
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 79.08%.

Geographic Distribution of the Mortgaged Properties related to the Group I Subsequent Mortgage Loans(1)

Property State	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Arizona	40	$ 7,218,099.24	7.50%
California	55	15,448,072.86	16.06
Colorado	25	5,079,329.79	5.28
Connecticut	5	1,246,099.98	1.30
Delaware	1	156,000.00	0.16
District of Columbia	1	146,000.00	0.15
Florida	49	8,156,105.99	8.48
Georgia	13	1,512,659.23	1.57
Idaho	4	450,236.33	0.47
Illinois	35	7,143,959.01	7.43
Indiana	4	294,903.42	0.31
Kentucky	1	82,499.99	0.09
Maine	1	149,857.67	0.16
Maryland	15	3,105,434.67	3.23
Massachusetts	20	5,867,065.63	6.10
Michigan	20	2,274,238.91	2.36
Minnesota	5	752,199.98	0.78
Missouri	1	117,600.00	0.12
Montana	2	363,750.00	0.38
Nebraska	1	44,150.00	0.05
Nevada	25	5,210,789.02	5.42
New Jersey	10	3,105,706.35	3.23
New Mexico	1	105,908.73	0.11
New York	10	2,407,559.26	2.50
North Carolina	14	1,745,077.62	1.81
Ohio	15	1,758,439.47	1.83
Oregon	21	4,397,659.31	4.57
Pennsylvania	9	983,970.24	1.02
Rhode Island	2	248,000.00	0.26
South Carolina	4	491,178.94	0.51
South Dakota	3	460,099.98	0.48
Tennessee	5	566,508.88	0.59
Texas	24	2,890,491.91	3.00
Utah	7	1,246,282.80	1.30
Virginia	22	5,342,106.52	5.55
Washington	27	5,407,322.00	5.62
West Virginia	1	215,840.48	0.22
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Subsequent Mortgage Loans was approximately 0.95% in the 85204 ZIP Code.

Documentation Levels of the Group I Subsequent Mortgage Loans

Documentation Level	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Stated Income	324	$ 65,611,741.10	68.21%
Full Documentation	126	20,041,444.03	20.84
No Income/Employ/Asset Disclosure	24	5,271,959.16	5.48
Stated Income/Stated Asset	11	2,398,988.02	2.49
No Income Verification	8	2,066,121.19	2.15
No Income/Employ Disclosure	5	800,950.71	0.83
Total	498	$ 96,191,204.21	100.00%

Current Mortgage Rates of the Group I Subsequent Mortgage Loans(1)

Current Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
5.250 - 6.000	92	$ 20,101,846.64	20.90%
6.001 - 7.000	354	65,793,789.60	68.40
7.001 - 8.000	50	9,817,418.00	10.21
8.001 - 8.875	2	478,149.97	0.50
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.487% per annum.

Gross Margins of the Group I Subsequent Mortgage Loans(1)

Gross Margin (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.750	498	$ 96,191,204.21	100.00%
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average Gross Margin of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.750% per annum.

Months to Next Rate Adjustment Date for the Group I Subsequent Mortgage Loans(1)

Months to Next Adjustment Date	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
21	3	$ 603,606.59	0.63%
22	9	1,709,813.97	1.78
23	52	9,700,787.79	10.08
29	1	171,149.95	0.18
31	1	287,899.95	0.30
32	3	908,361.31	0.94
33	9	1,761,751.28	1.83
34	69	13,739,958.60	14.28
35	255	50,390,566.92	52.39
54	1	151,000.00	0.16
56	3	695,744.39	0.72
57	3	394,549.95	0.41
58	11	1,933,796.63	2.01
59	77	13,623,816.88	14.16
118	1	118,400.00	0.12
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 37 months.

Maximum Mortgage Rates of the Group I Subsequent Mortgage Loans(1)

Maximum Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
10.750 - 11.000	6	$ 1,403,831.99	1.46%
11.001 - 12.000	153	30,474,161.77	31.68
12.001 - 13.000	308	57,420,421.27	59.69
13.001 - 14.000	30	6,589,789.18	6.85
14.001 - 14.500	1	303,000.00	0.31
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.313% per annum.

Minimum Mortgage Rates of the Group I Subsequent Mortgage Loans(1)

Minimum Loan Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.000 - 2.000	1	$ 135,999.99	0.14%
2.001 - 3.000	496	95,880,054.25	99.68
3.001 - 3.875	1	175,149.97	0.18
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Group I Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.751% per annum.

Initial Periodic Rate Caps of the Group I Subsequent Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
3.000	64	$ 12,014,208.35	12.49%
5.000	434	84,176,995.86	87.51
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Group I Subsequent Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.000	498	$ 96,191,204.21	100.00%
Total	498	$ 96,191,204.21	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Subsequent Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

Approximately 3.59% of the Group II Subsequent Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Subsequent Mortgage Loan had a loan-to-value ratio at origination in excess of 95.00%. The weighted average loan-to-value ratio of the Group II Subsequent Mortgage Loans at origination was approximately 77.12%. There can be no assurance that the loan-to-value ratio of any Group II Subsequent Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Group II Subsequent Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group II Subsequent Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group II Subsequent Mortgage Loans was approximately 359 months as of the Subsequent Cut-off Date. None of the Group II Subsequent Mortgage Loans had a first Due Date prior to June 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 357 months or greater than 359 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Subsequent Mortgage Loan is July 1, 2035.

The average Principal Balance of the Group II Subsequent Mortgage Loans at origination was approximately $476,981. The average Subsequent Cut-off Date Principal Balance of the Group II Subsequent Mortgage Loans was approximately $476,889. No Group II Subsequent Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $85,500.

As of the Subsequent Cut-off Date, the Group II Subsequent Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 7.875% per annum and the weighted average Mortgage Rate of the Group II Subsequent Mortgage Loans was approximately 6.551% per annum. As of the Subsequent Cut-off Date, the Group II Subsequent Mortgage Loans had a Gross Margin of 2.750% per annum, Minimum Mortgage Rates ranging from 2.750% per annum to 2.875% per annum and Maximum Mortgage Rates ranging from 10.625% per annum to 13.625% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Group II Subsequent Mortgage Loans was approximately 2.750% per annum, the weighted average Minimum Mortgage Rate of the Group II Subsequent Mortgage Loans was approximately 2.752% per annum and the weighted average Maximum Mortgage Rate of the Group II Subsequent Mortgage Loans was approximately 12.374% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Group II Subsequent Mortgage Loan occurs in July 1, 2015 and the weighted average time until the next Adjustment Date for all of the Group II Subsequent Mortgage Loans is approximately 39 months.

The Group II Subsequent Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Subsequent Cut-off Date Principal Balances of the Group II Subsequent Mortgage Loans(1)

Principal Balance ($)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
85,500 - 100,000	1	$ 85,500.00	0.21%
100,001 - 150,000	3	403,680.89	0.98
150,001 - 200,000	3	555,200.00	1.35
200,001 - 250,000	1	215,900.00	0.53
250,001 - 300,000	3	763,919.76	1.86
350,001 - 400,000	12	4,592,776.65	11.20
400,001 - 450,000	15	6,443,346.28	15.71
450,001 - 500,000	15	7,229,550.18	17.63
500,001 - 550,000	13	6,807,058.63	16.60
550,001 - 600,000	5	2,865,178.78	6.99
600,001 - 650,000	8	4,991,903.86	12.17
650,001 - 700,000	1	660,000.00	1.61
700,001 - 750,000	1	738,900.00	1.80
800,001 - 850,000	1	840,000.00	2.05
900,001 - 950,000	3	2,819,499.98	6.87
950,001 - 1,000,000	1	999,999.99	2.44
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The average Subsequent Cut-off Date Principal Balance of the Group II Subsequent Mortgage Loans was approximately $476,889.

Credit Scores for the Group II Subsequent Mortgage Loans(1)

Credit Score	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
631 - 650	9	$ 4,749,434.53	11.58%
651 - 675	20	10,212,090.18	24.90
676 - 700	22	8,946,802.55	21.81
701 - 725	17	7,818,737.62	19.06
726 - 750	7	3,495,650.14	8.52
751 - 775	5	2,334,399.99	5.69
776 - 800	5	2,515,300.00	6.13
801 - 802	1	939,999.99	2.29
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average Credit Score of the Group II Subsequent Mortgage Loans that had credit scores was approximately 700.

Original Terms to Maturity of the Group II Subsequent Mortgage Loans(1)

Original Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
360	86	$ 41,012,415.00	100.00%
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Subsequent Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group II Subsequent Mortgage Loans(1)

Remaining Term (months)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
357	1	$ 604,999.98	1.48%
358	13	6,553,181.80	15.98
359	72	33,854,233.22	82.55
Total	86	$ 41,012,415.00	100.00%

___________________

(1	)The weighted average remaining term to maturity of the Group II Subsequent Mortgage Loans was approximately 359 months.

Property Types of the Group II Subsequent Mortgage Loans

Property Type	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Single Family Detached	45	$ 21,089,163.35	51.42%
PUD	16	7,547,875.96	18.40
2F	11	5,903,305.63	14.39
Condo Low-Rise	6	2,597,299.99	6.33
Single Family Attached	4	2,061,650.01	5.03
4F	2	756,769.91	1.85
3F	1	559,200.00	1.36
Condo High-Rise	1	497,150.15	1.21
Total	86	$ 41,012,415.00	100.00%

___________________

(1	)PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Subsequent Mortgage Loans(1)

Occupancy Status	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Primary	57	$ 29,839,708.34	72.76%
Non-owner	27	10,184,806.66	24.83
Second Home	2	987,900.00	2.41
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Subsequent Mortgage Loans

Purpose	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Purchase	48	$22,791,180.98	55.57%
Cash Out Refinance	30	13,627,605.34	33.23
Rate/Term Refinance	8	4,593,628.68	11.20
Total	86	$41,012,415.00	100.00%

Original Loan-to-Value Ratios of the Group II Subsequent Mortgage Loans(1)

Original Loan-to-Value Ratio (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
54.68 - 55.00	1	$ 379,630.65	0.93%
55.01 - 60.00	1	941,999.99	2.30
60.01 - 65.00	2	1,310,000.00	3.19
65.01 - 70.00	5	2,625,937.64	6.40
70.01 - 75.00	11	6,147,884.77	14.99
75.01 - 80.00	63	28,136,403.30	68.60
80.01 - 85.00	1	399,500.00	0.97
85.01 - 90.00	1	540,000.00	1.32
90.01 - 95.00	1	531,058.65	1.29
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 77.12%.

Geographic Distribution of the Mortgaged Properties related to the Group II Subsequent Mortgage Loans(1)

Location	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Arizona	1	$ 494,300.00	1.21%
California	38	19,980,628.74	48.72
Colorado	2	984,628.70	2.40
District of Columbia	1	512,000.00	1.25
Florida	4	1,887,350.14	4.60
Illinois	2	944,620.31	2.30
Indiana	1	459,000.00	1.12
Massachusetts	4	2,216,399.98	5.40
Minnesota	11	2,024,200.65	4.94
Nevada	1	468,000.00	1.14
New Hampshire	1	439,900.00	1.07
New Jersey	3	1,519,630.65	3.71
New York	2	1,148,851.11	2.80
North Carolina	2	1,160,000.00	2.83
Oregon	1	422,400.00	1.03
Rhode Island	1	531,058.65	1.29
Texas	2	751,667.31	1.83
Utah	1	399,500.00	0.97
Virginia	6	3,222,278.77	7.86
Washington	2	1,445,999.99	3.53
Total	86	$41,012,415.00	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group II Subsequent Mortgage Loans was approximately 3.05% in the 94112 ZIP Code.

Documentation Levels of the Group II Subsequent Mortgage Loans(1)

Documentation Level	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
Stated Income	68	$32,331,206.23	78.83%
Stated Income/Stated Asset	9	4,793,808.77	11.69
No Income/Employ/Asset Disclosure	5	2,391,400.00	5.83
Full Documentation	3	1,112,000.00	2.71
No Income/Employ Disclosure	1	384,000.00	0.94
Total	86	$41,012,415.00	100.00%

Current Mortgage Rates of the Group II Subsequent Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
5.375 - 6.000	7	$ 2,889,078.76	7.04%
6.001 - 7.000	67	32,380,592.28	78.95
7.001 - 7.875	12	5,742,743.96	14.00
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.551% per annum.

Gross Margins of the Group II Subsequent Mortgage Loans(1)

Gross Margin (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.750	86	$41,012,415.00	100.00%
Total	86	$41,012,415.00	100.00%

___________________

(1)	The weighted average Gross Margin of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.750% per annum.

Months to Next Rate Adjustment Date for the Group II Subsequent Mortgage Loans(1)

Months to Next Rate Adjustment Date	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
22	2	$ 1,059,200.00	2.58%
23	5	2,744,000.00	6.69
33	1	604,999.98	1.48
34	10	4,833,981.80	11.79
35	51	24,536,499.17	59.83
58	1	660,000.00	1.61
59	14	5,601,734.05	13.66
119	2	972,000.00	2.37
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 39 months.

Maximum Mortgage Rates of the Group II Subsequent Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
10.625 - 11.000	2	$ 800,000.00	1.95%
11.001 - 12.000	18	7,322,812.81	17.86
12.001 - 13.000	56	28,346,858.23	69.12
13.001 - 13.625	10	4,542,743.96	11.08
Total	86	$ 41,012,415.00	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 12.374% per annum.

Minimum Mortgage Rates of the Group II Subsequent Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.750 - 2.875	86	$ 41,012,415.00	100.00%
Total	86	$ 41,012,415.00	100.00%

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(1)	The weighted average Minimum Mortgage Rate of the Group II Subsequent Mortgage Loans as of the Subsequent Cut-off Date was approximately 2.752% per annum.

Initial Periodic Rate Caps of the Group II Subsequent Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
3.000	7	$ 3,803,200.00	9.27%
5.000	79	37,209,215.00	90.73
Total	86	$ 41,012,415.00	100.00%

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(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Group II Subsequent Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Subsequent Mortgage Loans	Principal Balance Outstanding as of the Subsequent Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Subsequent Cut-off Date
2.000	86	$ 41,012,415.00	100.00%
Total	86	$ 41,012,415.00	100.00%

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(1)	Relates to all rate adjustments subsequent to initial rate adjustments.